Exhibit 99.1

CONTACT:	John McNamara
Director - Investor Relations
StoneMor Partners L.P.
(215) 826-2945

STONEMOR PARTNERS L.P. ANNOUNCES RECAPITALIZATION TRANSACTIONS AND BOARD CHANGES; ANDREW AXELROD NAMED CHAIRMAN OF THE BOARD

Company to Conduct an Investor Conference Call on Friday, June 28, 2019 at 8:30am ET

TREVOSE, PA – June 27, 2019 – StoneMor Partners L.P. (NYSE: STON) (“StoneMor” or the “Partnership”), a leading owner and operator of 322 cemeteries and 91 funeral homes in 27 states and Puerto Rico, today announced that it has closed a $447.5 million recapitalization transaction, consisting of (i) a private placement of $385.0 million of 9.875% Senior Secured PIK Toggle Notes due 2024 (the “Senior Secured Notes”) of the Partnership to certain financial institutions (the “Senior Secured Notes Private Placement”); and (ii) a concurrent private placement of $62.5 million of liquidation value of Series A Convertible Preferred Units of the Partnership (the “Series A Preferred Units”) to Axar Capital Management LP (“Axar”) and certain other investors (collectively, the “Series A Purchasers”) at a price of $1.1040 per Series A Preferred Unit, resulting in gross proceeds of $57.5 million and reflecting an 8% discount to the $1.20 per unit liquidation value of the Series A Preferred Units (the “Series A Preferred Unit Private Placement”). The Series A Preferred Units were executed as a private placement to enable a timely closing of the recapitalization to occur before June 30, 2019. The 52,083,333 Series A Preferred Units are convertible into common units on a share-for share-basis, subject to certain anti-dilution adjustments. Up to 33,487,904 of the Series A Preferred Units are redeemable by the Partnership out of the proceeds of a planned rights offering (described below) of at least $40.185 million of common units to be sold at $1.20 per unit to existing holders. The net proceeds of the Senior Secured Notes and the Series A Preferred Units have been used to fully repay the Partnership’s outstanding senior notes due in June 2021 and retire the Partnership’s revolving credit facility due in May 2020, as well as for associated transaction expenses with the balance available for general corporate purposes. Immediately prior to and as a condition precedent to the recapitalization transactions, the Board of Directors of StoneMor GP LLC was reconstituted to comprise seven members, three of whom have been designated by Axar. Andrew Axelrod, the founder and managing partner of Axar, has been named Chairman of the Board of Directors.

Joe Redling, StoneMor’s President and Chief Executive Officer, said, “We are excited to announce this transformative transaction. The recapitalization of our balance sheet resets the financial footing of StoneMor and positions us to execute our business strategy. We believe this debt refinancing demonstrates both strong underlying values of our asset base, as well as confidence in the Company’s ability to execute its turnaround plan. We have now also filled our key senior management roles, including a CFO experienced in operational turnarounds, we have aligned our strategic goals and we are now improving StoneMor’s corporate governance with a reconstituted Board of Directors. With this transaction completed, we now have sufficient liquidity to continue the turnaround that we initiated in the fourth quarter of 2018.”

Redling continued “This refinancing, together with our cost structure and performance improvement efforts and our contemplated corporate transition are important steps to revitalizing StoneMor’s business and positioning it for future success. We look forward to completing our planned corporate C-Corp conversion following completion of the rights offering. We believe this transaction helps ensure that StoneMor will continue to provide the families and communities we serve with the highest level of support. Honoring the life stories of our customers is our mission and we will continue to dedicate our efforts to deliver on that promise each and every day. We are grateful for the continued support of Axar Capital Management, as evidenced by its significant investment in our Series A Preferred Units, as we continue our efforts to enhance shareholder value.”

Senior Secured Notes Private Placement

The Partnership and Cornerstone Family Services of West Virginia Subsidiary, Inc. (together with the Partnership, the “Issuers”) issued an aggregate principal amount of $385.0 million of Senior Secured Notes pursuant to an indenture, dated as of June 27, 2019. The Issuers will pay interest at either a fixed rate of 9.875% per annum in cash or, at their periodic option through January 30, 2022, a fixed rate of 7.50% per annum in cash plus a fixed rate of 4.00% per annum payable in kind. The Senior Secured Notes were issued at a price equal to 96.5% of par.. Interest is payable quarterly in arrears on the 30th day of each March, June, September and December, commencing September 30, 2019. The Senior Secured Notes mature on June 30, 2024. The Issuers’ obligations under the Senior Secured Notes are jointly and severally guaranteed by substantially all of the direct and indirect subsidiaries of the Partnership (the “Guarantees”). In addition, the Issuers’ obligations under the Senior Secured Notes Indenture and the Senior Secured Notes, including the Guarantees are secured by a first priority lien and security interest (subject to permitted liens and security interests) in substantially all of the Issuers’ and the guarantors’ assets, whether now owned or hereafter acquired. The Issuers also entered into a registration rights agreement for the benefit of the purchasers of the Senior Secured Notes.

The Senior Secured Notes were sold in a transaction not subject to the registration requirements of the United States Securities Act of 1933, as amended (the “Securities Act”) and may not be reoffered or resold in the United States without registration under the Securities Act or pursuant to an applicable exemption from, or in a transaction not subject to such registration requirements.

Series A Preferred Unit Private Placement

The Series A Preferred Units were sold pursuant to the Series A Preferred Unit Purchase Agreement (the “Series A Purchase Agreement”) and rank senior to all existing limited partner interests in the Partnership. They are convertible at a 1:1 ratio (subject to anti-dilution adjustments) (i) at the option of the holder into common units of the Partnership at any time commencing 10 days following the completion of the Partnership’s contemplated rights offering (as described below), or (ii) automatically into shares of common stock of StoneMor Inc., immediately upon the completion of the previously-announced conversion of StoneMor group into corporate form. The Series A Preferred Units will participate in voting and distributions with the common units on an as-converted basis and will be entitled to a liquidation preference of $1.20 per Series A Preferred Unit upon any liquidation, dissolution or winding up of the Partnership. Pro forma for the conversion of the Series A Preferred Units, the Partnership will have 90,372,190 basic common units outstanding.

Pursuant to the Series A Preferred Purchase Agreement, the Partnership agreed to undertake an offering to holders of Common Units (other than to the Series A Purchasers, American Infrastructure Funds and their respective affiliates) of the non-transferable, right to purchase their pro rata share of at least $40.2 million of additional Common Units at a price of $1.20 per common unit, and use the proceeds of the rights offering to redeem up to 33,487,904 of Series A Preferred Units from the Purchasers, at a price of $1.20 per Series A Preferred Unit.

In connection with the Series A Preferred Unit Private Placement, the Board of Directors of the Partnership’s general partner, StoneMor GP LLC (the “General Partner”) was reconstituted to a 7-member board consisting of three designees of Axar: Andrew Axelrod, David Miller and Spencer Goldenberg; one designee of StoneMor GP Holdings LLC (the “GP Holdco”): Robert Hellman; two continuing independent directors, Patricia Wellenbach and Stephen Negrotti; and Joe Redling, the General Partner’s Chief Executive Officer. In addition, the Partnership entered into an agreement with the Series A Purchasers to provide registration rights for the common units of the Partnership or shares of common stock of StoneMor Inc. into which the Series A Preferred Units will convert.

Garry Herdler, StoneMor’s Senior Vice President and Chief Financial Officer, commented, “When I was hired in April 2019, we outlined a turnaround strategy focused on four key goals: cash flow and liquidity, capital structure, strategic balance sheet/portfolio review, and performance improvement from cost reductions and revenue enhancement. We closed this $447.5 million debt and equity recapitalization within 75 days of my start, with both new and existing investors. This completes a major milestone in this strategy as it delivers initial progress on the first two of the four goals within our initial 100-day plan – it significantly extends the debt capital structure with a five-year maturity and it provides StoneMor with a meaningful liquidity improvement now to execute our turnaround strategy, including the next phase of our performance improvement plans.”

Herdler continued “While it is still early in the turnaround, we believe we have also identified significant expense reduction opportunities, elements of which we will discuss in more detail on the investor call scheduled with this announcement. In our first quarter earnings release, we stated that we believe other cost reduction and performance improvement opportunities existed. We have now also identified the next phase of this operational turnaround strategy with additional “4-wall level” operational savings, identified projects and industry benchmarking, including prioritizing opportunities in procurement, sourcing, product hierarchy, field labor efficiencies, shared services and outsourcing. Lastly, we continue to be on track to deliver our second fiscal quarter financial results, on time, in August 2019.”

Recapitalization Transaction Investor Call

The Partnership will conduct a conference call to discuss the recapitalization transactions tomorrow, Friday, June 28, 2019 at 8:30 a.m. ET. The Company plans to provide slides on the discussion topics on its website for participants on the call and also anticipates furnishing those materials as an exhibit to a Current Report on Form 8-K it will file with the Securities and Exchange Commission (the “SEC”). The conference call can be accessed by calling 800-954-0620. The live webcast of the conference call will also be available to investors who may access the call through the investors section of www.stonemor.com. The webcast and audio replay will also be archived on the Partnership’s website at www.stonemor.com.

This announcement is for informational purposes only and does not constitute an offer to sell, or a solicitation of an offer to buy, any security and does not constitute an offer, solicitation or sale of any security in any jurisdiction in which such offer, solicitation or sale would be unlawful.

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About StoneMor Partners L.P.

StoneMor Partners L.P., headquartered in Trevose, Pennsylvania, is an owner and operator of cemeteries and funeral homes in the United States, with 322 cemeteries and 91 funeral homes in 27 states and Puerto Rico.

StoneMor’s cemetery products and services, which are sold on both a pre-need (before death) and at-need (at death) basis, include: burial lots, lawn and mausoleum crypts, burial vaults, caskets, memorials, and all services which provide for the installation of this merchandise. For additional information about StoneMor Partners L.P., please visit StoneMor’s website, and the investors section, at http://www.stonemor.com.

Important Information for Investors and Unitholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.

In connection with the proposed rights offering, StoneMor Partners, L.P. (the “Partnership”) will file a registration statement and prospectus with the Securities and Exchange Commission (the “SEC”). Any offer of common units pursuant to such rights offering will be made solely pursuant to the prospectus for the rights offering and following the effectiveness of such registration statement.

In connection with the proposed reorganization, StoneMor GP LLC (to be converted into a corporation named StoneMor Inc. (“StoneMor GP”)) and the Partnership will jointly file with the SEC a registration statement on Form S-4, which will include a prospectus of StoneMor GP and a proxy statement of the Partnership. StoneMor GP and the Partnership also plan to file other documents with the SEC regarding the proposed transaction. After the registration statement has been declared effective by the SEC, a definitive joint proxy statement/prospectus will be mailed to the unitholders of the Partnership. INVESTORS AND UNITHOLDERS OF THE PARTNERSHIP ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE PROPOSED REORGANIZATION THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED REORGANIZATION. Investors and unitholders will be able to obtain free copies of the joint proxy statement/prospectus and other documents containing important information about StoneMor GP and the Partnership once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by the Partnership will be available free of charge on their internet website at www.stonemor.com or by contacting their Investor Relations Department at (215) 826-2945.

Cautionary Note Regarding Forward-Looking Statements

Certain statements contained in this press release, including, but not limited to, information regarding the Partnership’s contemplated rights offering and transition to a corporate structure, as well as continued performance and cost structure improvement efforts undertaken by the Partnership, are forward-looking statements. Generally, the words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “project,” “expect,” “predict” and similar expressions identify these forward-looking statements. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Forward-looking statements are based on management’s current expectations and estimates. These statements are neither promises nor guarantees and are made subject to certain risks and uncertainties that could cause actual results to differ materially from the results stated or implied in this press release. StoneMor’s major risks are related to uncertainties associated with the cash flow from pre-need and at-need sales, trusts and financings, which may impact StoneMor’s ability to meet its financial projections, service its debt and resume paying distributions, with the proposed merger and whether and when the transactions contemplated by the merger and reorganization agreement will be consummated, as well as with StoneMor’s ability to maintain an effective system of internal control over financial reporting and disclosure controls and procedures.

StoneMor’s additional risks and uncertainties include, but are not limited to: uncertainties associated with future revenue and revenue growth; uncertainties associated with the integration or anticipated benefits of recent acquisitions or any future acquisitions; StoneMor’s ability to successfully implement its strategic plan relating to achieving operating improvements, including improving sales productivity and reducing operating expenses; the effect of economic downturns; the impact of StoneMor’s significant leverage on its operating plans; the decline in the fair value of certain equity and debt securities held in StoneMor’s trusts; StoneMor’s ability to attract, train and retain an adequate number of sales people; uncertainties associated with the volume and timing of pre-need sales of cemetery services and products; increased use of cremation; changes in the death rate; changes in the political or regulatory environments, including potential changes in tax accounting and trusting policies; StoneMor’s ability to successfully compete in the cemetery and funeral home industry; litigation or legal proceedings that could expose StoneMor to significant liabilities and damage StoneMor’s reputation, including but not limited to litigation and governmental investigations or proceedings arising out of or related to accounting and financial reporting matters; the effects of cyber security attacks due to StoneMor’s significant reliance on information technology; uncertainties relating to the financial condition of third-party insurance companies that fund StoneMor’s pre-need funeral contracts; and various other uncertainties associated with the death care industry and StoneMor’s operations in particular.

When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements set forth in StoneMor’s Annual Report on Form 10-K and the other reports that StoneMor files with the Securities and Exchange Commission, from time to time. Except as required under applicable law, StoneMor assumes no obligation to update or revise any forward-looking statements made herein or any other forward-looking statements made by it, whether as a result of new information, future events or otherwise.